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Exhibit 10.15

TRADING AUTHORIZATION

        The undersigned, Clean Energy, a California corporation ("Principal"), hereby appoints and authorizes Boone Pickens and his agents and representatives (collectively, "Agent") to act as its agent solely for the purpose provided herein and hereby delegates to Agent the following powers only to act on its behalf:

        To enter into and execute spot and forward purchase and sales agreements, swap transactions and other derivative transactions in crude oil, petroleum products, and natural gas as well as derivative transactions in interest rates transactions, and in connection with such transactions to execute buy and sell orders and enter into confirmations of transactions initiated by Agent from time to time.

        By its signature below, Principal acknowledges that Agent shall have complete discretionary power hereunder to engage in the trading activities described above (including borrowing on margin for Principal) as Agent deems appropriate or advisable. Principal further acknowledges that any transaction entered into by Agent in contemplation of this agency arrangement is solely and totally for Principal's convenience and Agent is not in any way acting as a fiduciary to Principal. Agent is not responsible to Principal for any loss incurred in this agency arrangement and Principal agrees to hold Agent harmless from and indemnify Principal against any losses Principal may incur related to this agreement. No representation is being made that any trading activity will or is likely to achieve results similar to those previously obtained by Agent in other trading activities. Principal recognizes that commodities trading involves considerable risk of loss and that Principal will be personally liable for any indebtedness arising from margin borrowings made by Agent for Principal's account.

        The agency relationship established hereunder shall be effective as of March 1, 2006 and shall remain in full force and effect until revoked in writing by Principal.

        The undersigned agrees that any third party who receives a copy of this document may rely upon it and act under it. Revocation of this document is not effective as to a third party until the third party receives actual notice of the revocation.

        This Trading Authorization is signed as of this 23d day of March, 2006.

CLEAN ENERGY
By:	/s/ RICK WHEELER Name: Rick Wheeler Title: Chief Financial Officer

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  Exhibit 10.15